UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 12, 2026

BREEZE ACQUISITION CORP. II

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43280	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

955 W. John Carpenter Fwy., Suite 100-929

Irving, TX 75039

(Address of principal executive offices and zip code)

(888) 273-9001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value per share, and one right	BREZU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	BREZ	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one ordinary share, par value $0.0001	BREZR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On May 14, 2026, Breeze Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 12,500,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share, and one right (the “Rights”). Each Right entitles the holder thereof to receive one-fifth (1/5) of one ordinary share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000. The Company has also granted the underwriters an over-allotment option for 45 days to purchase an additional 1,875,000 Units. On May 14, 2026, the underwriters notified the Company that they would partially exercise the over-allotment option to purchase an additional 1,500,000 Units.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-291575) for the IPO, originally filed with the U.S. Securities and Exchange Commission on November 17, 2025 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated May 12, 2026, by and between the Company and IB Capital LLC, as representative of the several underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated May 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated May 12, 2026, by and among the Company, Breeze Sponsor II, LLC, IB Capital LLC, and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated May 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated May 12, 2026, by and among the Company, Breeze Sponsor II, LLC, and IB Capital LLC, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated May 12, 2026, by and between the Company and Breeze Sponsor II, LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated May 12, 2026, by and between the Company and Breeze Sponsor II, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, each dated May 12, 2026, by and between the Company and each of the officers and directors of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO and the closing of the over-allotment option, pursuant to a Private Placement Units Purchase Agreement, dated May 12, 2026, by and between the Company and Breeze Sponsor II, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference, the Company completed the private sale of an aggregate of 470,000 units (the “Private Placement Units”) to Breeze Sponsor II, LLC, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,700,000. The Private Placement Units are identical to the Units sold in the IPO except that the Private Placement Units (i) are not transferable, assignable or saleable until 30 days after the completion of the Company’s initial business combination and (ii) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2026, the effective date of the Registration Statement, Charles M. Balch, Rick Baldwin, Michael J. Pine, and Anthony Przybyslawski were appointed to the board of directors of the Company. The board of directors has determined that the directors are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective upon their appointment, (i) Rick Baldwin, Michael J. Pine, and Anthony Przybyslawski were appointed to the board’s audit committee, with Rick Baldwin serving as chair of the audit committee; (ii) Charles M. Balch, Rick Baldwin, and Michael J. Pine were appointed to the board’s compensation committee, with Michael J. Pine serving as chair of the compensation committee; and (iii) Charles M. Balch, Michael J. Pine, and Anthony Przybyslawski were appointed to the board’s nominating and corporate governance committee, with Anthony Przybyslawski serving as chair of the nominating and corporate governance committee.

In connection with their appointments to the board of directors, each director and the Company’s then-serving director, J. Douglas Ramsey, and the Company’s Vice President and Corporate Controller, Richard Cabell, entered into indemnity agreements with the Company, a form of which is attached as Exhibit 10.6 hereto.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2026, the Company’s Amended and Restated Memorandum and Articles of Association became effective. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and the full text of such exhibit is incorporated by reference herein.

Item 8.01. Other Events.

A total of $140,350,000 of the net proceeds from the IPO and the sale of the Private Placement Units were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income taxes and up to $100,000 in dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination within 12 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if it has not consummated its initial business combination within 12 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On May 12, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 14, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On May 15, 2026, the Company issued a press release announcing the closing of the underwriters’ partial exercise of the over-allotment option, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 12, 2026, by and between the Company and IB Capital LLC, as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Rights Agreement, dated May 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated May 12, 2026, by and among the Company, Breeze Sponsor II, LLC, IB Capital LLC, and each of the officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated May 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated May 12, 2026, by and among the Company and the Holders signatory thereto.
10.4	Administrative Services Agreement, dated May 12, 2026, by and between the Company and Breeze Sponsor II, LLC.
10.5	Private Placement Units Purchase Agreement, dated May 12, 2026, by and between the Company and Breeze Sponsor II, LLC.
10.6	Form of Indemnity Agreement, each dated May 12, 2026, by and between the Company and each of the officers and directors of the Company.
99.1	Press Release, dated May 12, 2026.
99.2	Press Release, dated May 14, 2026.
99.3	Press Release, dated May 15, 2026.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE ACQUISITION CORP. II

By:	/s/ J. Douglas Ramsey
J. Douglas Ramsey, Ph.D.
Chief Executive Officer

Dated: May 15, 2026

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